Exhibit 99.1

PhotoMedex Reports 2008 Third Quarter Results

MONTGOMERYVILLE, Pa.--(BUSINESS WIRE)--October 30, 2008--PhotoMedex, Inc. (NASDAQ: PHMD), a leader in the development of proprietary excimer laser and fiber optic systems as well as other products for dermatological applications, today reported financial results for the three months ended September 30, 2008.

Financial highlights of the 2008 third quarter, after classifying the Surgical Services business unit as discontinued operations for prior periods, include:

  XTRAC billed procedures up 30% versus the prior year and up 8% sequentially
  XTRAC domestic deferred revenues increased $291,308 over the prior year and increased $537,094 sequentially
  XTRAC domestic equipment sales up 235% versus the prior year and down 6% sequentially
  Skin Care revenue up 18% versus the prior year and up 6% sequentially
  Consolidated revenues of $8.8 million, up 25% versus the prior year and down 6% sequentially

“We are very pleased to report that all of our dermatology businesses posted healthy year-over-year and sequential sales increases in the third quarter, after adjusting for the impact of deferred revenues. We were particularly pleased with this growth in what is typically a seasonally slower quarter, which was compounded by the difficult macroeconomic environment,” said Jeffrey O’Donnell, president and chief executive officer of PhotoMedex. “Because XTRAC is a reimbursed medical procedure, we were somewhat insulated from the economy, but we note that our Skin Care segment continued to perform reasonably well, even as many dermatology companies are reporting double-digit declines in revenue as spending for elective procedures tightens. We continue to place XTRAC lasers in the market at an increased pace over last year, having placed 68 XTRACs during the quarter. We also sold 20 XTRACs, including 16 to existing customers, and removed 10 systems from underperforming practices.”

FDA Clearance

PhotoMedex also announced receipt of U.S. Food and Drug Administration 510(k) clearance for the LaserPro Diode to include an expanded list of surgical applications including laser-assisted lipolysis. Management believes that these expanded indications will augment our product offerings in this segment of the aesthetic market.

Reported Financial Results

Revenues from continuing operations for the three months ended September 30, 2008 were $8.8 million, compared with revenues from continuing operations for the three months ended September 30, 2007 of $7.0 million, an increase of 25%. Revenues from continuing operations for the nine months ended September 30, 2008 were $26.5 million, compared with revenues from continuing operations for the nine months ended September 30, 2007 of $21.5 million, an increase of 23%.

The loss from continuing operations for the third quarter of 2008 was $2.0 million or ($0.03) per share, compared with a loss from continuing operations for the third quarter of 2007 of $1.8 million or ($0.03) per share. The 2008 third quarter loss from continuing operations included non-cash charges and interest expense (net) of $1.6 million including stock-based compensation expense of $0.4 million, and depreciation and amortization of $1.0 million. The 2007 third quarter loss from continuing operations included non-cash charges and interest expense (net) of $1.8 million including stock-based compensation expense of $0.4 million, and depreciation and amortization of $1.2 million.

For the three months ended September 30, 2008, income from discontinued operations was $39,059. For the three months ended September 30, 2007 income from discontinued operations was $183,390. For the three months ended September 30, 2008 the loss on the sale of discontinued operations was reduced $131,186. There was no loss on the sale of discontinued operations recorded in 2007.

The net loss for the three months ended September 30, 2008 was $1.8 million or ($0.03) per share, compared with a net loss for the three months ended September 30, 2007 of $1.7 million or ($0.03) per share.

The loss from continuing operations for the first nine months of 2008 was $5.8 million or ($0.09) per share, compared with a loss from continuing operations for the first nine months of 2007 of $5.6 million or ($0.09) per share. The loss from continuing operations for the 2008 period included non-cash charges and interest expense (net) of $5.8 million including stock-based compensation expense of $1.1 million, and depreciation and amortization of $3.4 million. The loss from continuing operations for the 2007 period included non-cash charges and interest expense (net) of $5.2 million including stock-based compensation expense of $1.2 million, and depreciation and amortization of $3.6 million.

For the nine months ended September 30, 2008, income from discontinued operations was $284,929. For the nine months ended September 30, 2007 income from discontinued operations was $276,421. For the nine months ended September 30, 2008 the loss on the sale of discontinued operations was $414,658. There was no loss on the sale of discontinued operations recorded in 2007.

The net loss for the nine months ended September 30, 2008 was $5.9 million or ($0.09) per share, compared with a net loss for the nine months ended September 30, 2007 of $5.4 million or ($0.09) per share.

As of September 30, 2008, the Company had cash and cash equivalents of $6.8 million, including restricted cash of $78,000. This compares with cash and cash equivalents of $10.0 million as of December 31, 2007, including restricted cash of $0.1 million.

A reconciliation of non-GAAP financial measures to GAAP financial measures, and a presentation of the most directly comparable GAAP financial measures is included below.

Non-GAAP Measures

To supplement PhotoMedex’s consolidated financial statements presented in accordance with GAAP, PhotoMedex provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP adjusted net loss and non-GAAP adjusted loss per share.

PhotoMedex’s reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, nor superior to, GAAP results. These non-GAAP measures are provided to enhance investors' overall understanding of PhotoMedex’s current financial performance and to provide further information for comparative purposes due to the adoption of accounting standard FAS 123R.

Specifically, the Company believes the non-GAAP measures provide useful information to both management and investors by isolating certain expenses, gains and losses that may not be indicative of the Company’s core operating results and business outlook. Reconciliation to the most directly comparable GAAP measure of all non-GAAP measures included in this press release is as follows:

(Unaudited)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2008	2007	2008	2007
Net Loss (as reported)	$(1,787,505)	$(1,652,972)	$(5,936,669)	$(5,372,211)
Adjustments:
Sale of discontinued operations	(131,186)	-	414,658	-
Stock-based compensation expense	382,228	395,058	1,087,699	1,197,150
Depreciation and amortization expense	1,038,428	1,231,111	3,447,891	3,563,026
Other non-cash charges	46,175	19,221	100,734	103,064
Interest expense, net	251,883	141,562	761,020	379,947
Total adjustments	1,587,528	1,786,952	5,812,002	5,243,187
Non-GAAP adjusted income (loss)	$(199,977)	$133,980	$(124,667)	$(129,024)

Shares used in computing basic and diluted net loss per share	63,032,207	62,956,881	63,032,207	62,735,569

Non-GAAP adjusted income (loss) per share	$(0.00)	$0.00	$(0.00)	$(0.00)

Conference Call

PhotoMedex will hold a conference call to discuss the Company's third quarter 2008 results and answer questions today, October 30, 2008 beginning at 4:30 p.m. Eastern time.

To participate in the conference call, dial 866-575-6538 (and confirmation code # 6490210) approximately five to 10 minutes prior to the scheduled start time. If you are unable to participate, a digital replay of the call will be available from Thursday, October 30, from 7:30 p.m. Eastern time until midnight on Thursday, November 13, by dialing 888-203-1112 and using confirmation code # 6490210.

The live broadcast of PhotoMedex, Inc.'s quarterly conference call will be available online by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the completion of the call.

About PhotoMedex

PhotoMedex offers a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics and other surgical specialties. The Company is a leader in the development, manufacturing and marketing of medical laser products and services. PhotoMedex also develops and markets products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The Company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including a long-term worldwide license agreement with Neutrogena®, a Johnson & Johnson company. ProCyte brands include Neova®, Ti-Silc®, VitalCopper®, Simple Solutions® and AquaSanté®.

SAFE HARBOR STATEMENT

Some portions of the conference call, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans and the other proposed transactions described in this press release, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including continued increase in XTRAC procedures performed, difficulties in marketing its products and services, need for capital, competition from other companies, risks relating to technology and product development, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on strategic partners, the closing of the proposed Photo Therapeutics acquisition, and the related financing from Perseus, L.L.C. (the “Proposed Financing”) and the benefits and risks of this proposed acquisition and related financing, and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward-looking statements will be achieved. For further details and a discussion of these and other risks and uncertainties, please see our annual report on 2007 Annual Report on Form 10-K, filed with the SEC on March 17, 2008, as amended by the Company’s annual report on Form 10-K/A, and our other period reports which are on file with the SEC. We undertake no obligation to publicly update any forward- looking statement, either as a result of new information, future events or otherwise.

-- Financial Statements follow --

PHOTOMEDEX, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Revenues	$8,797,126	$7,022,671	$26,517,739	$21,541,632

Cost of Sales	4,069,656	3,137,353	12,222,789	9,682,787
Gross profit	4,727,470	3,885,318	14,294,950	11,858,845

Operating expenses:
Selling, general and administrative	6,209,101	5,377,955	18,459,602	16,523,894
Research and development and engineering	224,236	202,163	881,268	603,636
	6,433,337	5,580,118	19,340,870	17,127,530
Loss from continuing operations before interest expense, net	(1,705,867)	(1,694,800)	(5,045,920)	(5,268,685)

Interest expense, net	(251,883)	(141,562)	(761,020)	(379,947)

Loss from continuing operations	(1,957,750)	(1,836,362)	(5,806,940)	(5,648,632)

Discontinued operations:
Income from discontinued operations	39,059	183,390	284,929	276,421
Sale of discontinued operations	131,186	-	(414,658)	-

Net loss[1]	$(1,787,505)	$(1,652,972)	$(5,936,669)	$(5,372,211)

Basic and diluted net loss per share:
Continuing operations	$(0.03)	$(0.03)	$(0.09)	$(0.09)
Discontinued operations	0.00	0.00	(0.00)	0.00
	$(0.03)	$(0.03)	$(0.09)	$(0.09)

Shares used in computing basic and diluted net loss per share	63,032,207	62,956,881	63,032,207	62,735,569

[1] Includes: Depreciation and Amortization;	$1,038,428	$1,231,111	$3,447,891	$3,563,026

Share-based compensation expense	$382,228	$395,058	$1,087,699	$1,197,150

PHOTOMEDEX, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2008	December 31, 2007
Assets
Cash and cash equivalents	$6,808,793	$9,954,303
Accounts receivable, net	6,721,994	5,797,620
Inventories	7,185,888	6,980,180
Other current assets	589,389	508,384
Property and equipment, net	9,893,399	8,024,461
Other assets	22,329,899	21,381,727
Assets held for sale	-	4,040,028
Total Assets	$53,529,362	$56,686,703

Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$7,004,294	$5,671,348
Other current liabilities	1,531,756	886,619
Bank and Lease Notes Payable	10,264,486	10,595,306
Stockholders' equity	34,728,826	39,533,430
Total Liabilities and Stockholders' Equity	$53,529,362	$56,686,703

PHOTOMEDEX, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Cash Flows From Operating Activities:
Net loss	$(1,787,505)	$(1,652,970)	$(5,936,669)	$(5,372,211)
Adjustments to reconcile net loss to net cash used in operating activities-continuing operations:
Depreciation and amortization	1,038,675	977,788	3,078,475	2,827,620
Loss on sale of discontinued operations	(131,186)	-	414,658	-
Stock-based compensation expense related to employee options and restricted stock	382,228	395,058	1,087,699	1,197,150
Provision for bad debts	46,175	19,221	89,259	103,064
Changes in operating assets and liabilities, net of effects from discontinued operations:
(Increase) decrease in:
Accounts Receivables	(1,415,719)	(264,173)	(1,013,633)	(919,636)
Inventories	(656,035)	(269,611)	(254,490)	(608,398)
Prepaid expenses and other assets	227,801	548,321	642,448	649,637
Increase (decrease) in:
Accounts payable & other accrued expenses	389,286	(167,945)	1,323,676	194,754
Deferred revenues	368,379	68,398	472,916	477,930
Net cash used in operating activities - continuing operations	(1,537,901)	(345,913)	(95,661)	(1,450,090)
Net cash provided by operating activities - discontinued operations	72,697	471,035	766,328	606,198
Net cash (used in) provided by operating activities	(1,465,204)	125,122	670,667	(843,892)

Cash Flows From Investing Activities:
Net cash provided by investing activities - continuing operations	699,176	(1,364,140)	(2,695,624)	(3,268,379)
Net cash used in investing activities - discontinued operations	(4,369)	(35,651)	(68,462)	(256,993)
Net cash provided by investing activities	694,807	(1,399,791)	(2,764,086)	(3,525,372)

Cash Flows From Financing Activities:
Net cash used in financing activities - continuing operations	209,162	(1,128,565)	(1,013,091)	(201,005)
Net cash used in financing activities - discontinued operations	-	-	-	-
Net cash used in financing activities	209,162	(1,128,565)	(1,013,091)	(201,005)

Net decrease in cash and cash equivalents	(561,235)	(2,403,234)	(3,106,510)	(4,570,269)

Cash, Beginning of Period	7,292,028	10,562,707	9,837,303	12,729,742

Cash, End of Period	6,730,793	8,159,473	6,730,793	8,159,473

Restricted Cash	78,000	117,000	78,000	117,000

TOTAL	$6,808,793	$8,276,473	$6,808,793	$8,276,473

The following tables reflect unaudited results of operations for our business segments for the periods indicated below:

	Three Months Ended September 30, 2008
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$3,001,878	$1,096,853	$3,627,940	$1,070,455	$8,797,126
Costs of revenues	1,620,060	586,865	1,288,946	573,785	4,069,656
Gross profit	1,381,818	509,988	2,338,994	496,670	4,727,470
Gross profit %	46.0%	46.5%	64.5%	46.4%	53.7%

Allocated operating expenses:
Selling, general and administrative	1,933,848	68,665	1,486,800	151,690	3,641,003
Engineering and product development	-	-	114,336	109,900	224,236

Unallocated operating expenses	-	-	-	-	2,568,098
	1,933,848	68,665	1,601,136	261,590	6,433,337
Income (loss) from operations	(552,030)	441,323	737,858	235,080	(1,705,867)

Interest expense, net	-	-	-	-	(251,883)

(Loss) income from continuing operations	(552,030)	441,323	737,858	235,080	(1,957,750)

Discontinued operations:
Income from discontinued operations	-	-	-	-	39,059
Sale of discontinued operations	-	-	-	-	131,186

Net (loss) income	($552,030)	$441,323	$737,858	$235,080	($1,787,505)
	Three Months Ended September 30, 2007
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$2,025,148	$819,442	$3,065,905	$1,112,176	$7,022,671
Costs of revenues	1,009,237	538,292	903,688	686,136	3,137,353
Gross profit	1,015,911	281,150	2,162,217	426,040	3,885,318
Gross profit %	50.2%	34.3%	70.5%	38.3%	55.3%

Allocated operating expenses:
Selling, general and administrative	1,496,326	40,809	1,323,172	144,548	3,004,855
Engineering and product development	-	-	103,696	98,467	202,163

Unallocated operating expenses	-	-	-	-	2,373,100
	1,496,326	40,809	1,426,868	243,015	5,580,118
Income (loss) from operations	(480,415)	240,341	735,349	183,025	(1,694,800)

Interest expense, net	-	-	-	-	(141,562)

(Loss) income from continuing operations	(480,415)	240,341	735,349	183,025	(1,836,362)

Discontinued operations:
Income from discontinued operations	-	-	-	-	183,390
Sale of discontinued operations	-	-	-	-	-

Net (loss) income	($480,415)	$240,341	$735,349	$183,025	($1,652,972)

	Nine Months Ended September 30, 2008
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$8,546,583	$2,963,031	$10,327,189	$4,680,936	$26,517,739
Costs of revenues	4,534,644	1,493,553	3,429,410	2,765,182	12,222,789
Gross profit	4,011,939	1,469,478	6,897,779	1,915,754	14,294,950
Gross profit %	46.9%	49.6%	66.8%	40.9%	54.0%

Allocated operating expenses:
Selling, general and administrative	5,989,789	206,546	4,891,899	459,568	11,547,802
Engineering and product development	168,214	20,790	361,970	330,294	881,268

Unallocated operating expenses	-	-	-	-	6,911,800
	6,158,003	227,336	5,253,869	789,862	19,340,870
Income (loss) from operations	(2,146,064)	1,242,142	1,643,910	1,125,892	(5,045,920)

Interest expense, net	-	-	-	-	(761,020)

(Loss) income from continuing operations	(2,146,064)	1,242,142	1,643,910	1,125,892	(5,806,940)

Discontinued operations:
Income from discontinued operations	-	-	-	-	284,929
Sale of discontinued operations	-	-	-	-	(414,658)

Net (loss) income	($2,146,064)	$1,242,142	$1,643,910	$1,125,892	($5,936,669)
	Nine Months Ended September 30, 2007
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$6,048,000	$2,117,213	$9,646,312	$3,730,107	$21,511,632
Costs of revenues	3,117,850	1,318,430	2,931,419	2,315,088	9,682,787
Gross profit	2,930,150	798,783	6,714,893	1,415,019	11,858,845
Gross profit %	48.4%	37.7%	69.6%	37.9%	55.1%

Allocated operating expenses:
Selling, general and administrative	4,489,067	110,208	4,090,291	451,085	9,140,651
Engineering and product development	-	-	294,787	308,849	603,636

Unallocated operating expenses	-	-	-	-	7,383,243
	4,489,067	110,208	4,385,078	759,934	17,127,530
Income (loss) from operations	(1,558,917)	688,575	2,329,815	655,085	(5,268,685)

Interest expense, net	-	-	-	-	(379,947)

(Loss) income from continuing operations	(1,558,917)	688,575	2,329,815	655,085	(5,648,632)

Discontinued operations:
Income from discontinued operations	-	-	-	-	276,421
Sale of discontinued operations	-	-	-	-	-

Net (loss) income	($1,558,917)	$688,575	$2,329,815	$655,085	($5,372,211)

CONTACT:
Lippert/Heilshorn & Associates, Inc.
Kim Sutton Golodetz (investors), 212-838-3777
Kgolodetz@lhai.com
Bruce Voss, 310-691-7100
Bvoss@lhai.com
or
PhotoMedex, Inc.
Dennis McGrath, CFO, 215-619-3287
info@photomedex.com